UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2025

PAYSIGN, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38623	95-4550154
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2615 St. Rose Parkway

Henderson, Nevada 89052

(Address of principal executive offices) (Zip Code)

(702) 453-2221

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PAYS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 25, 2025, we issued a press release regarding our financial results for the fiscal year ended December 31, 2024. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As provided in General Instruction B-2 of SEC Form 8-K, the information set forth in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the Transaction (as defined below), we issued to Gamma (as defined below) 2,500,000 shares of our restricted common stock (the “Closing Shares”) that will vest over a period of four years. We also agreed to issue to Gamma (as defined below) an additional 500,000 shares of our common stock, up to a total consideration of 2,500,000 shares of our common stock (the “Earn-Out Shares”), upon the achievement of certain gross revenue performance targets for each trailing 12-month period beginning on March 20, 2025 and ending on March 19, 2030.

We issued the Closing Shares, and we will issue the Earn-Out Shares, if any, in reliance upon the exemption from registration provided in Section 4(a)(2) of the Securities Act as transactions by an issuer not involving a public offering.

Item 7.01 Regulation FD Disclosure.

On March 19, 2025, we entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Gamma Innovation LLC, a Pennsylvania limited liability company (“Gamma”), Beta Software and Technologies LLC, a Delaware limited liability company, and Michael Ngo, an individual, pursuant to which we acquired substantially all of the assets of Gamma (the “Transaction”). Pursuant to the terms of the Asset Purchase Agreement, the cash purchase price will be paid in five equal tranches with the initial payment made on March 19, 2025 and the subsequent payments to be made on each subsequent annual anniversary of the initial payment. In addition, we issued to Gamma the Closing Shares that will vest over a period of four years. We also agreed to issue to Gamma the Earn-Out Shares upon the achievement of certain gross revenue performance targets for each trailing 12-month period beginning on March 20, 2025 and ending on March 19, 2030. The Asset Purchase Agreement contains other provisions, covenants, representations, and warranties that are typical in transactions of this size, type, and complexity.

On March 25, 2025, we issued a press release announcing the completion of the Transaction under the Asset Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

As provided in General Instruction B-2 of SEC Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release entitled “Paysign, Inc. Reports Fiscal Year 2024 Financial Results”
99.2	Press Release entitled “Paysign, Inc. Announces Acquisition of Gamma Innovation’s Assets, Appoints Michael Ngo as Chief Innovation Officer, Paysign Strengthens Leadership in Technology for Plasma and Pharmaceutical Industries”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYSIGN, INC.
Date: March 25, 2025	By: /s/ Mark Newcomer
Mark Newcomer, President and Chief Executive Officer

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